METLIFE INSURANCE COMPANY USA                                                  LOGO
P.O. Box 10356
Des Moines, IA 50306-0356.............            ENROLLMENT FORM

                                                                                            ----------------------
UNDER GROUP ANNUITY CONTRACT WITH
METLIFE INSURANCE COMPANY USA,
WILMINGTON, DELAWARE
--------------------------------------------------------------------------------------------
                                                                                            ----------------------
Name of Group Contractor or Employer                                                        Date of Hire
------------------------------------------------------------------------------------------------------------------
Participant Name (Last, First, Middle Initial)                                              9 Digit Group #
------------------------------------------------------------------------------------------------------------------
Address                                                                                     Name of School
------------------------------------------------------------------------------------------------------------------
City                                                                            State  Zip  Social Security#
------------------------------------------------------------------------------------------------------------------
Home Phone                              Bus. Phone                                          Birthdate         Sex
------------------------------------------------------------------------------------------------------------------

          ALLOCATIONS WITHIN THE VARIABLE FUNDS MUST
          BE WHOLE PERCENTAGES. THE MINIMUM PURCHASE
          PAYMENT IS $20 PER MONTH.
          ----------------------------------------------------------------------------------------------------------
          POLICY FORM                                   PAYROLL EFFECTIVE DATE             LUMP SUM ALLOCATION
          [_] 228 (Fixed and Variable)                       MO   DAY   YR              FUND #    %    FUND #    %
PURCHASE  [_] Other_________________                             LOGO                   _____   _____  _____   _____
PAYMENT                                                                                 _____   _____  _____   _____
                                                 [_] IRA Rollover  [_] IRA Payments     _____   _____  _____   _____
                                                 [_] IRA Transfer  [_] 403(b) Rollover  YR ___________ $ ___________

                                           PAY PERIOD
            --------------------------------------------------------------------------
            Employee
ANNUALIZED. Voluntary                              $ ________ X ________ = __________
PAYMENTS... Employee                               $ ________ X ________ = __________
            (Fringe)

            Balloon
            Payments                               $ ________ X ________ = __________

                               PAY PERIOD                                                    PAY PERIOD
--------------------------------------------------------------------------------------------------------------------------
Employee                               Employer
Voluntary                              Match         $ ________  X ________ = _________
Employee                               % of Compensation ________________________
(Fringe)                               Employer
                                       Discretionary $ ________ X _________ = _________
Balloon
Payments                               % of Compensation ________________________

                I have an existing 403(b) Contract
                with MetLife.                          [_] Yes          [_] No
ADDITIONAL..... If yes, my other contract number is
CONTRACT INFO.. ________________________.

                I request my future payroll deferrals
                to be split                            [_] Yes          [_] No
                If Yes, indicate the PERCENTAGE for    Existing
                each contract.                         Contract No. _________________   _____________%

                                                       New Contract (This Application) ______________%
------------------------------------------------------------------------------------------------------
REPLACEMENT.... (a)Do you have any existing life insurance or annuity contracts?   [_]
(MUST              Yes      [_] No
 BE............    (If "Yes," applicable disclosure and replacement forms must be
COMPLETED).....    attached.)

                (b)Will the proposed annuity replace, discontinue, or change an
                   existing policy or contract?   [_] Yes      [_] No
                   (If "Yes," applicable disclosure and replacement forms must be attached. If "No," proceed to next section.)

                   Note: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

FUND ALLOCATION                                   FUND ALLOCATION
-------------------------------------------       -------------------------------------------------------
  % Fixed Interest Account                            %  DWS International VIP
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % Fidelity VIP Money Market                         %  MFS(R) Research International
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % Barclays Aggregate Bond Index                     %  MSCI EAFE(R) Index
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % BlackRock Bond Income                             %  Met/Artisan Mid Cap Value
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % PIMCO Total Return                                %  MetLife Mid Cap Stock Index
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % Lord Abbett Bond Debenture                        %  Morgan Stanley Mid Cap Growth
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % American Funds Growth Fund                        %  Alger Small Cap Growth
-------------------------------------------       -------------------------------------------------------
-------------------------------------------
  % American Funds Growth-Income Fund
-------------------------------------------
-------------------------------------------
  % BlackRock Capital Appreciation                    %  American Funds Global Small Capitalization Fund
-------------------------------------------       -
-------------------------------------------
  % BlackRock Large Cap Value
-------------------------------------------
-------------------------------------------
  % Fidelity VIP Contrafund(R)                        %  Invesco Small Cap Growth
-------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % Fidelity VIP Growth                               %  Neuberger Berman Genesis
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % MetLife Stock Index                               %  Russell 2000(R) Index
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % MFS(R) Value                                      %  T. Rowe Price Small Cap Growth
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % T. Rowe Price Large Cap Growth                    %  Third Avenue Small Cap Value
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % T. Rowe Price Large Cap Value                     %  Fidelity VIP Asset Manager
-------------------------------------------       -------------------------------------------------------
-------------------------------------------       -------------------------------------------------------
  % WMC Core Equity Opportunities                     %  MFS(R) Total Return
-------------------------------------------       -------------------------------------------------------
                                                  100 %  TOTAL

CMI-1564 (04/14)                                    Page 1 of 2                                         (11/14)  eF

---------------------------------------------------------------------------------
Primary Beneficiary.... Social Security #  Relationship  Birthdate  Phone Number
---------------------------------------------------------------------------------
Address................       City                         State        Zip
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Contingent Beneficiary. Social Security #  Relationship  Birthdate  Phone Number
---------------------------------------------------------------------------------
Address................       City                         State        Zip
---------------------------------------------------------------------------------

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When opening an account, we will ask for your name, address, date of birth and other information that allows us to identify you. We may also ask to see your driver's license or other identifying documents.

It is understood and agreed that: (1) the statements and answers made above shall form the exclusive basis of any policy issued hereon; (2) only an officer of MetLife can make, modify or discharge contracts or waive any of MetLife's rights by any statement or promise; (3) in the case of apparent errors or omissions discovered, MetLife is hereby authorized to amend this form by recording the change in the space entitled "Home Office Endorsements" and the acceptance of any policy issued on this form shall constitute an approval of the policy provisions and a ratification of such amendment, except where prohibited by statute or regulation.

Proof of age will be required before any annuity payments begin. MetLife may require that any payee furnish proof that he or she is living on the date a payment is due.

When this application involves a variable annuity, receipt of a current variable annuity prospectus and any underlying security prospectus is hereby acknowledged. Annuity payments (and termination values, if any) based on the investment experience of the separate account are not guaranteed as to a fixed dollar amount.

I have been advised by the representative that this investment should be suitable with regard to my financial circumstances, occupation, salary, and investment objectives. Information concerning my financial circumstances has been requested and I prefer to withhold the information requested [_], or the information requested is supplied on the attached form [_].

I have received "Making an Informed Decision," MetLife's disclosure form describing the features of deferred variable annuities, and have been informed of these features and the other information disclosed in the form regarding my proposed annuity purchase.

VIRGINIA RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

   --------------------------------------------------------------------------
   Participant's Signature               Supervisor's Signature
                                         X
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
   Date of Execution (Month, Day, Year)  Location Where signed (City, State)
   --------------------------------------------------------------------------

REPORT OF SALE
                  A.)  DOES THE PARTICIPANT HAVE EXISTING
                       LIFE INSURANCE POLICIES OR ANNUITY
                       CONTRACTS?     [_] Yes   [_] No
                       (If "Yes," applicable disclosure and
                       replacement forms must be attached.)

                  B.)  DO YOU HAVE REASON TO BELIEVE THAT
                       THE REPLACEMENT OR CHANGE OF ANY
                       EXISTING LIFE INSURANCE POLICIES OR
                       ANNUITY CONTRACTS MAY BE INVOLVED?
                       [_] Yes [_] No
                       (If "Yes," applicable disclosure and
                       replacement forms must be attached.)
                       (Note: Replacement includes any
                       surrender, loan, withdrawal, lapse,
                       reduction in or redirection of
                       payments on an annuity or life
                       insurance contract in connection with
                       this application.)

                  C.)  STATEMENT OF REPRESENTATIVE.
                       .  All answers are correct to the
                          best of my knowledge.
                       .  I have provided the Participant
                          with MetLife's Notice of Privacy
                          Policies and Practices, prior to
                          or at the time he/she completed
                          the enrollment form.
                       .  I am properly licensed in the
                          state where the Participant signed
                          this enrollment form.
                       .  A Flexible Bonus prospectus and
                          all required fund prospectuses, as
                          applicable, were delivered to the
                          Participant.
                       .  In each case where MetLife is
                          sponsored or endorsed by an
                          association (or pays such
                          association for
                          marketing/communications support
                          or for participating in
                          association events), and I am
                          enrolling or selling to an
                          employee of such association (or
                          to an employee whose employer is a
                          member of such association), I
                          have provided the employee with
                          the approved Member Access and
                          Communications Disclosure form
                          specific for such case.
                       .  I have delivered the Producer
                          Compensation Disclosure form (only
                          applicable for business sold by
                          MetLife affiliated producers).
                       .  I have delivered to the Proposed
                          Owner "Making an Informed
                          Decision," MetLife's disclosure
                          from describing the features of
                          deferred variable annuities.
                       .  Based on information available
                          from the participant, I believe
                          this enrollment is appropriate and
                          suitable.

                -----------------------------------------------
                Agent's Signature  Agent's Name (Please Print)
                X
                -----------------------------------------------
                -----------------------------------------------
                                   Agent's Code
                                   ----------------------------

                            HOME OFFICE USE ONLY
                            Home Endorsements


CMI-1564 (04/14)                                    Page 2 of 2                                         (11/14)  eF

                             REQUIRED INFORMATION

 1.  FINANCIAL DISCLOSURES

      [_]I met with the participant in a personal consultation to discuss the participant's enrollment in the plan, which may be funded by an annuity and/or mutual fund. Please complete section 1.
      [_]I did not meet with the participant in a personal consultation to discuss the participant's enrollment in the plan.
         For ERISA (Employee Retirement Income Securities Act of 1974) plans only, this section may be skipped. All others complete section 1.

Note: Aggregate for Joint Accounts as appropriate.

(1).. Sum of Estimated Annual Income $
      (Note: Consult IRC 408A for income limits when contributing to a Traditional IRA, Roth IRA or converting from a
      Traditional IRA to a Roth IRA)

(2).. Sum of Annual Expenses: (recurring) $
      (Note: Include in Annual Expenses amounts such as rent, mortgage, long-term debts, utilities, alimony or child support, etc.)

(3).. Sum of Estimated Liquid Net Worth $
      (Note: Include in Liquid Net Worth the amount of this investment, cash (including checking, savings, etc.), and assets that can be turned into cash quickly and easily. Exclude personal property, personal residence, real estate, business equity, home furnishings, autos and assets subject to substantial penalties/sales charges.)

(4).. Sum of Special Expenses (future, non-recurring)
      Timeframe for special expenses: within ________ years.
      (Note: Include in Special Expenses amounts such as home purchase/remodeling, car purchase or repairs, education, medical expenses, etc. If no amount is provided, it will be assumed that you have no Special Expenses.)

(5).. Total Existing Assets - what is the total value of all your existing assets including investments, real estate, bank accounts, and personal property.
      [_] $0 - $500,000    [_] $500,000 - $1,000,000    [_] $1,000,000 - $5,000,000    [_] $5,000,000 +

(6).. What is the total face value of all existing life insurance holdings? $

(7).. Tax Bracket _________________________%

(8).. Is the source of funds a MetLife or MetLife Securities, Inc. policy, account or contract?    [_] Yes   [_] No

(9).. Tax Market of funds used to purchase this annuity (if applicable, choose all that apply)

      [_] Non-Qualified    [_] SEP             [_] 401(a)    [_] 403(b)      [_] Traditional IRA  [_] SARSEP

      [_] 401(k)           [_] 403(b)(7)       [_] Roth IRA  [_] SIMPLE IRA  [_] 403(a)           [_] KEOGH          [_] Other

(10). Prior Investment Experience and Current Holdings (Choose all that apply and provide years of experience and current value, if any. Please aggregate for joint accounts. A blank dollar value will be assumed to be $0)

      [_] Annuities _________________________  years, $____                  [_] Bonds _____________________________ years, $____
      [_] Certificate of Deposit (CD) _____    years, $____                  [_] Exchange Traded Funds/Notes _______ years, $____
      [_] General/Ltd. Partnerships _______    years, $____                  [_] Hedge Funds _______________________ years, $____
      [_] Life Insurance (cash value) _____    years, $____                  [_] Margin Experience _________________ years, $____
      [_] Money Market ____________________    years, $____                  [_] Mutual Funds ______________________ years, $____
      [_] Options _________________________    years, $____                  [_] Private Placement _________________ years, $____
      [_] Reverse Mortgage.................... years, $____                  [_] Stocks ____________________________ years, $____
      [_] Unit Investment Trusts __________    years, $____                  [_] Other (specify) ___________________ years, $____
      [_] None

(11)  How many years remain before you plan to take a significant disbursement from this account?
      (Significant should be defined as more than 10% of the account balance in any year.)

      [_] less than 5 years    [_] 5 to 9 years    [_] 10 or more years

(12). Do you anticipate making a withdrawal, other than pursuant to a systematic withdrawal plan, before you attain age 59 1/2?
      [_] Yes   [_] No

FINAN-DISCL (07/12)                                 Page 1 of 2                                                  eF

                             REQUIRED INFORMATION
          1. FINANCIAL DISCLOSURES

         (13) Was Asset Allocation Questionnaire/Worksheet used? [_] Yes [_] No
               If yes, what was the client's overall risk tolerance resulting from asset allocation questionnaire:
               [_] Conservative
               [_] Conservative to Moderate
               [_] Moderate
               [_] Moderate to Aggressive
               [_] Aggressive

         (14). Describe risk tolerance applicable to this contract. (How would you categorize yourself as an investor?) (Choose one.)

               [_]Conservative - Generally wants minimal risk by
                  limiting exposure to high-risk investments while still seeking some growth
               [_]Conservative to Moderate - Generally can tolerate
                  some moderate risk in a portion of your investment while allocating a significant amount of your investment in lower risk options
               [_]Moderate - Generally can tolerate some short-term
                  market volatility by balancing higher risk options with lower risk options
               [_]Moderate to Aggressive - Generally comfortable with
                  market volatility in short term but seeks to soften the sharp swings in market value with some lower risk options
               [_]Aggressive - Generally not concerned with extreme
                  price fluctuations in the market and seeks highest growth potential

         (15) Describe the Owner's investment objective of this contract
               [_]Preservation of Capital - seeks income and
                  stability, with minimal risk
               [_]Income - seeks current income over time
               [_]Growth & Income - seeks capital appreciation over
                  long term combined with current dividend income
               [_]Growth - seeks capital appreciation over long term
               [_]Aggressive Growth - seeks maximum capital
                  appreciation over time by investing in speculative and/or high risk securities

         (16). Number of Dependent(s) _______  Age(s)_______________
               (includes spouse, children or other persons living with you that you support)

         (17). Who is the Owner's Employer? (SEP/SIRA only)
               ________________________________________________________

         (18). Is the Proposed Owner a member of the military
               services or a dependent of a member of the military
               services?
               [_] Yes   [_] No
               If "Yes", please leave the Important Information for Members of the Military Services and their Dependents with the Proposed Owner.

         (19). Purpose of Annuity Contract: (Choose one.)
               [_]Income - Primary purpose is to satisfy income needs
                  in the future through annuitization or withdrawals.
               [_]Estate Planning - Primary purpose is to transfer
                  wealth to beneficiaries upon death.
               [_]Wealth Accumulation - Primary purpose is long term
                  accumulation of value without express desire for "retirement income" or "estate planning".
               [_]Retirement Planning - Primary purpose is long term
                  accumulation of value specifically to meet or supplement income needs upon retirement.
               [_] Other ________

         (20). What is the Owner's citizenship?    [_] USA  or  [_]
               Other ___________________________
               If "Other" selected above, please answer the following:
               Does the Owner reside in the United     [_] Yes. [_] No.
                 States?..............................
               Does the Owner work in the United       [_] Yes. [_] No.
                 States?..............................
               Does the Owner own a home or property   [_] Yes. [_] No.
                 in the United States?................
               Does the Owner own a business in the    [_] Yes. [_] No.
                 United States?.......................
               Does the Owner have a United States     [_] Yes. [_] No.
                 bank account?........................
               Does Owner have any known ties to a     [_] Yes. [_] No.
                 foreign political official
                 (immediate family, in-law, former
                 spouse, or close associate)?.........

         (21)  Are Owner(s) or an immediate family     [_] Yes. [_] No.
               member associated with a FINRA member
               firm?

                     -

FINAN-DISCL (07/12)                                 Page 2 of 2                                                  eF